EXHIBIT 10.16

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 30th day of September 2021, between ARE-NC REGION NO. 17, LLC, a Delaware limited liability company (“Landlord”), and GREENLIGHT BIOSCIENCES INC., a Delaware corporation (“Tenant”).

Building:	9 Laboratory Drive, Research Triangle Park, North Carolina

Greenhouse:	The “Greenhouse” located at the Project, as more particularly shown on Exhibit B.

Premises:	That portion of the Project, containing approximately 62,771 rentable square feet, consisting of (i) approximately 6,846 rentable square feet of laboratory and office space on the first floor of the Building, commonly known as Suite 100, and approximately 40,059 rentable square feet of laboratory and office space on the third floor of the Building, commonly known as Suite 300 (collectively, the “Lab/Office Premises”), and (ii) approximately 15,866 rentable square feet of space in the Greenhouse, commonly known as GH8 (the “Greenhouse Premises”), all as determined by Landlord, as shown on Exhibit A.

Project:	The real property on which the Building and Greenhouse are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$34.00 per rentable square foot of the Lab/Office Premises per year with respect to the Lab/Office Premises, and $47.00 per rentable square foot of the Greenhouse Premises per year with respect to the Greenhouse Premises, which shall all be subject to adjustment pursuant to Section 4 hereof.

Rentable Area of Premises:	62,771 sq. ft.

Rentable Area of Project:	341,820 sq. ft.

Rentable Area of Building:	113,828 sq. ft.

Rentable Area of Greenhouse:	47,592 sq. ft.

Tenant’s Share of Operating Expenses of Project:	18.36% (13.70% with respect to the Lab/Office Premises and 4.66% with respect to the Greenhouse Premises)

Building Share of Project:	33.30%

Tenant’s Share of Operating Expenses of Building:	41.21%

Greenhouse Share of Project:	13.98%

Tenant Share of Operating Expenses of Greenhouse:	33.34%

Security Deposit:	$195,039.33

Target Greenhouse Premises Commencement Date:	November 15, 2021

Target Lab/Office Premises Commencement Date:	July 1, 2022

Rent Adjustment Percentage:	3%

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Base Term:	Beginning on the Commencement Date and ending 11 years from the first day of the first full month following the later to occur of (i) the Lab/Office Premises Commencement Date and (ii) the Greenhouse Premises Commencement Date (the “Latter Commencement Date”). For clarity, if the Latter Commencement Date occurs on the first day of a month, the expiration of the Base Term shall be measured from that date. If the Latter Commencement Date occurs on a day other than the first day of a month, the Base Term shall be measured from the first day of the following month.

Permitted Use:	With respect to the Lab/Office Premises: Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

With respect to the Greenhouse Premises: Plant analysis and growth room facility, greenhouse, headhouse, administrative and storage space and other uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof. Tenant shall have exclusive use of the headhouse connected to the Greenhouse Premises.

Address for Rent Payment:	Landlord’s Notice Address:
Alexandria Real Estate Equities, Inc.	26 North Euclid Avenue
PO Box 896541	Pasadena, CA 91101
Charlotte, NC 28289-6541	Attention: Corporate Secretary

Tenant’s Notice Address:
9 Laboratory Drive, Suite 300
Research Triangle Park, NC 27709
Attention: Legal Department

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒ EXHIBIT A - PREMISES DESCRIPTION	☒ EXHIBIT B - DESCRIPTION OF PROJECT
☒ EXHIBIT C - WORK LETTER	☒ EXHIBIT D - COMMENCEMENT DATE
☒ EXHIBIT E - RULES AND REGULATIONS	☒ EXHIBIT F - TENANT’S PERSONAL PROPERTY
☒ EXHIBIT G - EXPANSION SPACE

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project including, without limitation, public or common restrooms, lobbies, corridors, walkways and Building entrances, are collectively referred to herein as the “Common Areas.” Tenant shall have the non-exclusive right during the Term to use the Common Areas along with others having the right to use the Common Areas for their intended uses. Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of or access to the Premises for the Permitted Use. From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Premises; Commencement Date; Greenhouse Premises Commencement Date; Lab/Office Premises Commencement Date.

(a) Commencement Date. The “Commencement Date” is the earlier to occur of (i) the Greenhouse Premises Commencement Date and (ii) the Lab/Office Premises Commencement Date.

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(b) Greenhouse Premises. Landlord shall use reasonable efforts to deliver the Greenhouse Premises to Tenant on or before the Target Greenhouse Premises Commencement Date. If Landlord fails to timely deliver the Greenhouse Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to deliver the Greenhouse Premises to Tenant by the date that is 120 days after the Target Greenhouse Premises Commencement Date (as such date may be extended for Force Majeure delays and Tenant Delays, the “Greenhouse Abatement Date”), then Base Rent payable with respect to the Greenhouse Premises shall be abated 1 day for each day after the Greenhouse Abatement Date (as such date may be amended for Force Majeure delays and Tenant Delays) that Landlord fails to deliver the Greenhouse Premises to Tenant. If Landlord does not deliver the Greenhouse Premises within 180 days of the Target Greenhouse Premises Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If Tenant does not elect to void this Lease within 10 business days of the lapse of such 180 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect. As used herein, the terms “Tenant Improvements,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter.

The “Greenhouse Premises Commencement Date” shall be the date Landlord delivers the Greenhouse Premises to Tenant. The “Greenhouse Premises Rent Commencement Date” shall be the date that is 365 days after the Greenhouse Premises Commencement Date. The period commencing on the Greenhouse Premises Commencement Date through the day immediately preceding the Greenhouse Premises Rent Commencement Date may be referred to herein as the “Greenhouse Abatement Period.” Notwithstanding anything to the contrary contained in this Lease and the Work Letter, Tenant acknowledges and agrees that (i) the Greenhouse Premises shall be delivered to Tenant in its then as is condition on the Greenhouse Premises Commencement Date, (ii) the Tenant Improvements with respect to the Greenhouse Premises may be constructed by Landlord after the Greenhouse Premises Commencement Date, (iii) notwithstanding that the Tenant Improvements with respect to the Greenhouse Premises will not be completed as of the Greenhouse Premises Commencement Date, Tenant shall nonetheless be required to pay Operating Expenses for the Greenhouse Premises from the Greenhouse Premises Commencement Date, and (iv) Tenant waives all claims against Landlord including, without limitation, for rent abatement (excluding the Greenhouse Abatement Period) arising from Landlord completing the Tenant Improvements in the Greenhouse Premises while Tenant is occupying the Greenhouse Premises.

Except as otherwise expressly set forth in this Lease (including Landlord’s obligations under Section 13 and the Work Letter: (i) Tenant shall accept the Greenhouse Premises in their condition as of the Greenhouse Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Greenhouse Premises; and (iii) Tenant’s taking possession of the Greenhouse Premises shall be conclusive evidence that Tenant accepts the Greenhouse Premises and that the Greenhouse Premises were in good condition at the time possession was taken. Any occupancy of the Greenhouse Premises by Tenant before the Greenhouse Premises Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Operating Expenses.

For the period of 60 consecutive days after the Greenhouse Premises Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to Building Systems (as defined in Section 13) serving the Greenhouse Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost. Tenant shall be entitled to receive the benefit of all warranties issued to Landlord in connection with Landlord’s Work in the Greenhouse Premises and the Building Systems serving the Greenhouse Premises.

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(c) Lab/Office Premises. Landlord shall use reasonable efforts to deliver (“Deliver” or “Delivery”) the Lab/Office Premises to Tenant on or before the Target Lab/Office Premises Commencement Date with the Tenant Improvements in the Lab/Office Premises Substantially Completed. If Landlord fails to timely Deliver the Lab/Office Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Lab/Office Premises to Tenant by the date that is 120 days after the Target Lab/Office Premises Commencement Date (as such date may be extended for Force Majeure delays and Tenant Delays, the “Lab/Office Abatement Date”), then Base Rent payable with respect to the Lab/Office Premises shall be abated 1 day for each day after the Lab/Office Abatement Date (as such date may be amended for Force Majeure delays and Tenant Delays) that Landlord fails to Deliver the Lab/Office Premises to Tenant. As used herein, the terms “Tenant Improvements,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter.

The “Lab/Office Premises Commencement Date” shall be earlier of: (i) the date Landlord Delivers the Lab/Office Premises to Tenant, or (ii) the date that Landlord could have Delivered the Lab/Office Premises to Tenant but for Tenant Delays. The “Lab/Office Premises Commencement Date” shall be earlier of: (i) the date Landlord Delivers the Lab/Office Premises to Tenant, or (ii) the date that Landlord could have Delivered the Lab/Office Premises to Tenant but for Tenant Delays. The “Lab/Office Premises Rent Commencement Date” shall be the earlier of (a) 365 days after the Lab/Office Premises Commencement Date, and (ii) the date Tenant conducts any business in the Lab/Office Premises or any part thereof. The period commencing on the Lab/Office Premises Commencement Date through the day immediately preceding the Lab/Office Premises Rent Commencement Date may be referred to herein as the “Lab/Office Abatement Period.”

Except as otherwise expressly set forth in this Lease (including Landlord’s obligations under Section 13 and the Work Letter: (i) Tenant shall accept the Lab/Office Premises in their condition as of the Lab/Office Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Lab/Office Premises; and (iii) Tenant’s taking possession of the Lab/Office Premises shall be conclusive evidence that Tenant accepts the Lab/Office Premises and that the Lab/Office Premises were in good condition at the time possession was taken. Any occupancy of the Lab/Office Premises by Tenant before the Lab/Office Premises Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Operating Expenses.

For the period of 60 consecutive days after the Lab/Office Premises Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to Building Systems serving the Lab/Office Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost. Tenant shall be entitled to receive the benefit of all warranties issued to Landlord in connection with Landlord’s Work in the Lab/Office Premises and the Building Systems serving the Lab/Office Premises.

Upon request of Landlord or Tenant, the parties shall execute and deliver a written acknowledgment of the Greenhouse Premises Commencement Date, the Lab/Office Premises Commencement Date, the Greenhouse Premises Rent Commencement Date, the Lab/Office Premises Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Landlord’s or Tenant’s failure to execute and deliver such acknowledgment shall not affect either party’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and the Extension Term which Tenant may elect pursuant to Section 39 hereof.

Except as specifically provided in this Lease, Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the

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Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. Base Rent for the month in which the Greenhouse Premises Rent Commencement Date occurs (with respect to the Greenhouse Premises) and Base Rent for the month in which the Lab/Office Premises Rent Commencement Date occurs (with respect to the Lab/Office Premises) and the Security Deposit shall be due and payable within 10 days after Tenant’s delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, equal monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof after the Greenhouse Premises Rent Commencement Date with respect to the Greenhouse Premises and after the Lab/Office Premises Rent Commencement Date with respect to the Lab/Office Premises, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

Notwithstanding anything to the contrary contained in this Lease, so long as Tenant is not in default under this Lease, for the period commencing on the Lab/Office Premises Rent Commencement Date through the date that is 365 days after the Lab/Office Premises Rent Commencement Date, with respect to the Lab/Office Premises, Tenant shall be required to pay Base Rent with respect to only 45,666 rentable square feet of the Lab/Office Premises (the “Lab/Office Premises Partial Abatement Period”). Commencing on the day immediately following the expiration of the Lab/Office Premises Partial Abatement Period, Tenant shall commence paying Base Rent with respect to the entire Lab/Office Premises.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) commencing on (x) the Greenhouse Premises Commencement Date with respect to the Greenhouse Premises and, (y) the Lab/Office Premises Commencement Date with respect to the Lab/Office Premises, Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments.

(a) Annual Adjustments. Base Rent shall be increased on each annual anniversary of (a) the Greenhouse Premises Rent Commencement Date (with respect to the Greenhouse Premises), and (b) the Lab/Office Premises Rent Commencement Date (with respect to the Lab/Office Premises (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such applicable Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b) Additional TI Allowance. In addition to the Tenant Improvement Allowance (as defined in the Work Letter), Landlord shall, subject to the terms of the Work Letter, make available to Tenant the Additional Tenant Improvement Allowance (as defined in the Work Letter). Commencing on the

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Lab/Office Premises Rent Commencement Date and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Additional Tenant Improvement Allowance actually funded by Landlord, if any, in equal monthly payments with interest at a rate of 7.5% per annum over the Base Term, which interest shall begin to accrue (i) on the date of Substantial Completion of the Tenant Improvement in the Greenhouse Premises with respect to any portion of the Additional Tenant Improvement Allowance applied toward the cost of Tenant Improvements in the Greenhouse Premises, and (ii) on the date of Substantial Completion of the Tenant Improvement in the Lab/Office Premises with respect to any portion of the Additional Tenant Improvement Allowance applied toward the cost of Tenant Improvements in the Lab Office Premises (“TI Rent”). Any TI Rent remaining unpaid as of the expiration or earlier termination of this Lease shall be paid to Landlord in a lump sum at the expiration or earlier termination of this Lease. Tenant may, at Tenant’s option, prepay the then-outstanding TI Rent (including applicable interest remaining unpaid) in full at any time without penalty.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Greenhouse Premises Commencement Date with respect to the Greenhouse Premises and on the Lab/Office Premises Commencement Date with respect to the Lab/Office Premises, and continuing thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building and the Greenhouse (including the Building’s Share and Greenhouse’s Share of all costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project which are not specific to the Building or the Greenhouse) (including, without duplication, (i) Taxes (as defined in Section 9), (ii) the cost of upgrades to the Building, Greenhouse or Project or enhanced services provided at the Building, Greenhouse and/or Project which are intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of communicable diseases and/or viruses of any kind or nature (collectively, “Infectious Conditions”), (iii) the cost (including, without limitation, any subsidies which Landlord may provide in connection with the Amenities, provided that in no event shall Tenant be required to pay more than Tenant’s Share of any such subsidies) of common area amenities (“Amenities”) now or hereafter located at the Project, which Amenities may include, without limitation, a fitness center, restaurant/café and/or conference center, (iv) capital repairs and improvements amortized over the lesser of 10 years and the useful life of such capital items, and (v) the costs of Landlord’s third party property manager or, if there is no third party property manager, administration rent in the amount of 4.0% of Base Rent (provided that during the Greenhouse Abatement Period, the Lab/Office Abatement Period and the Lab/Office Partial Abatement Period, Tenant shall nonetheless be required to pay administration rent each month equal to the amount of the administration rent that Tenant would have been required to pay in the absence of there being a Greenhouse Abatement Period, Lab/Office Abatement Period and/or Lab/Office Partial Abatement Period, as applicable), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses as provided above);

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(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(i) salaries, wages, benefits and other compensation paid to (i) personnel of Landlord or its agents or contractors above the position of the person, regardless of title, who has day-to-day management responsibility for the Project or (ii) officers and employees of Landlord or its affiliates who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; provided, however, that with respect to any such person who does not devote substantially all of his or her employed time to the Project, the salaries, wages, benefits and other compensation of such person shall be prorated to reflect time spent on matters related to operating, managing, maintaining or repairing the Project in comparison to the time spent on matters unrelated to operating, managing, maintaining or repairing the Project;

(j) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(l) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(m) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(n) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(o) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(p) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(q) costs incurred in the sale or refinancing of the Project;

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(r) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(s) any costs incurred to remove, study, test or remediate Hazardous Materials in or about the Building or the Project for which Tenant is not responsible under this Lease; and

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any capital improvements which are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (the “Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) 10 years, (B) the useful life of such capital items, or (C) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital improvements.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Landlord’s and Tenant’s obligations to pay any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 60 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have a regionally or nationally recognized independent public accounting firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more

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than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building or Greenhouse, as applicable, is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Building or Greenhouse, as applicable, had been 95% occupied on average during such year.

“Tenant’s Share of Operating Expenses of Project” shall be the percentage set forth on page 1 of this Lease as Tenant’s Share of Operating Expenses of Project, “Tenant’s Share of Operating Expenses of Building” shall be the percentage set forth on page 1 of this Lease for Tenant’s Share of Operating Expenses of Building and “Tenant Share of Operating Expenses of Greenhouse” shall be the percentage set forth on page 1 of this Lease as the Tenant’s Share of Operating Expenses of Greenhouse, each as may be reasonably adjusted by for changes in the physical size of the Premises, Building, the Greenhouse or the Project occurring thereafter. Landlord and Tenant stipulate that the rentable square footages for the Premises reflected on page 1 of this Lease shall not be subject to re-measurement during the Term. Landlord may equitably increase Tenant’s Share of the Building or Greenhouse Share of Project for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building or Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, within 10 days after Tenant’s delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of North Carolina. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord within 5 business days after written demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

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If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand (and reasonable supporting documentation) for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s particular use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or unreasonably interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall be responsible for the compliance of the Greenhouse Premises and the Common Areas of the Project with Legal Requirements as of the Greenhouse Premises Commencement Date and shall be responsible for the compliance of the Lab/Office Premises with Legal Requirements as of the Lab/Office Premises Commencement Date. Following the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is triggered by reason of Tenant’s, as compared to other tenants of the Project, specific use of the Premises or Tenant’s Alterations) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s specific use or occupancy of the Premises, the Tenant Improvements or Tenant’s Alterations. Notwithstanding any other provision herein to the contrary and except as set forth above, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit)

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(collectively, “Claims”) arising out of or in connection with Tenant’s failure to comply with Legal Requirements related to Tenant’s specific use or occupancy of the Premises, the Tenant Improvements or Tenant’s Alterations, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement related to Tenant’s specific use or occupancy of the Premises, the Tenant Improvements or Tenant’s Alterations.

So long as such does not materially impact the cost or design of the Tenant Improvements, Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date, or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Notwithstanding anything to the contrary contained in this Lease, Taxes shall not include any net income taxes, excess profits taxes, succession taxes, estate taxes, franchise taxes, documentary transfer taxes, inheritance taxes, and gift taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value

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attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right commencing on the Greenhouse Premises Commencement Date with respect to the Greenhouse Premises and on the Lab/Office Premises Commencement Date with respect to the Lab/Office Premises, at no additional cost to Tenant during the Base Term, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, air conditioning, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Except for any separately metered Utilities to the Premises, Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Landlord’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or , except as otherwise provided in the immediately following paragraph, the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, to the extent that such Service Interruption is covered by rental interruption insurance carried by Landlord pursuant to this Lease, there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease. The provisions of this paragraph shall only apply as long as the original Tenant is the tenant occupying the Premises under this Lease and shall not apply to any assignee or sublessee.

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Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the capacity of the emergency generators located in the Building as of the Lab/Office Premises Commencement Date, and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. Landlord shall, upon written request from Tenant (not more frequently than once per calendar year), make available for Tenant’s inspection the maintenance contract and maintenance records for the emergency generators for the 12 month period immediately preceding Landlord’s receipt of Tenant’s written request. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed.

Notwithstanding anything to the contrary contained herein, Tenant shall have the right, at Tenant’s cost, to install one emergency generator exclusively serving the Premises, and related screening of a design and type reasonably acceptable to Landlord (the “Dedicated Emergency Generator”) in the portion of the Project designated by Landlord and reasonably acceptable to Tenant (“Generator Area”). Commencing on the date such Dedicated Emergency Generator is installed, Tenant shall have all of the obligations under this Lease with respect to the Generator Area as though the Generator Area were part of the Premises including, without limitation, the delivery of a Decommissioning and HazMat Closure Plan (as defined in Section 28) with respect to the Generator Area pursuant to Section 28, except that Tenant shall not be required to pay Base Rent with respect to the Generator Area. If the Generator Area is located in the parking areas serving the Project, then number of parking spaces available to Tenant under this Lease may be reduced by the number of parking spaces impacted by the Generator Area, if any. Tenant shall retain ownership of and remove the Dedicated Emergency Generator at the expiration or earlier termination of this Lease. At the expiration or earlier termination of this Lease, Tenant shall restore the Generator Area to substantially its condition prior to the installation of the Dedicated Emergency Generator and shall otherwise surrender the Generator Area free of any debris and trash and free of any Hazardous Materials. Landlord shall have no obligation to make any repairs or improvements to the Dedicated Emergency Generator or the Generator Area and Tenant shall maintain the Dedicated Emergency Generator and the Generator Area, at Tenant’s sole cost and expense, in good repair and condition during the Term.

Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s Measurabl online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding the Tenant Improvements, installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. Tenant may construct nonstructural, cosmetic Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $50,000.00 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by

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plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 10 days after demand an amount equal to 2% of all “hard costs” incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

With respect to any Alterations exceeding $50,000.00, Landlord shall have the right to required Tenant to furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of such Alterations work free and clear of liens. With respect to all Alterations, Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) ”Tenant’s Property” means Removable Installations and, other than Installations, any personal

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property, trade fixtures or equipment of Tenant that may be removed without material damage to the Premises, and (z) ”Installations” means all property of any kind paid for with the TI Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

Notwithstanding anything to the contrary contained herein, Tenant shall not be required to remove or restore the Tenant Improvements at the expiration or earlier termination of the Term, nor shall Tenant have any right to remove any of the Tenant Improvements at any time.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant, or by any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees and contractors (or any of Tenant’s assignees, sublessees and/or licensees respective agents, servants, employees, invitees and contractors) (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the reasonable judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall use reasonable efforts to minimize interference with Tenant’s operations in the Premises during such planned stoppages of Building Systems. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to promptly and diligently effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Sections 13, 18 and 19 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition, reasonable wear and tear and damage by fire or other casualty excepted) all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant written notice of such failure. If Tenant fails to commence cure of such failure within 10 business days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 15 business days after demand therefor; provided, however, that if such failure by Tenant creates or could reasonably create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the actual costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 15 business days after Tenant receives notice of the

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filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Indemnified Parties”) harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project arising directly or indirectly out of use or occupancy of the Premises or the Project by Tenant or any Tenant Parties (including, without limitation, any act, omission or neglect by Tenant or any Tenant’s Parties in or about the Premises or at the Project) or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or gross negligence of Landlord Indemnified Parties. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party or Tenant Parties.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project (including the Tenant Improvements). Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably documents to be as a result of Tenant’s particular use of the Premises and provided that Tenant has a reasonable opportunity to cease said particular use/activity prior to incurring any such costs.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident, $1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $4,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance maintained by Tenant shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and

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not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant (i) concurrent with Tenant’s delivery to Landlord of a copy of this Lease executed by Tenant, and (ii) prior to each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project; provided, however, that the increased amount of coverage is consistent with coverage amounts then being required by institutional owners of similar projects with tenants occupying similar size premises in the geographical area in which the Project is located.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant unless covered by the insurance Landlord maintains as an Operating Expense

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hereunder, in which case such improvements shall be included, to the extent of such insurance proceeds, in Landlord’s restoration), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Material Clearances are required to be obtained by Tenant with respect to the Premises, rent abatement shall commence on the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, materially interfere with or impair Landlord’s ownership or operation of the Project or would in the reasonable judgment of Landlord and Tenant either prevent or materially interfere with Tenant’s use of the Premises (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), then upon written notice by Landlord or Tenant to the other this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to

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Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 10 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Tenant shall not be deemed to have abandoned the Premises if Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (i) Tenant completes Tenant’s obligations under the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and provides reasonably detailed documentation to Landlord confirming such matters, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy and perform all of Tenant’s obligations under this Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 15 days after receipt of notice of any such lien being filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity) other than in connection with a Permitted Assignment (as defined in Section 22(b)).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 business days after a second notice requesting such document.

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(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, in accordance with legal process, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of the award of any unpaid rent which has been earned at the time of such termination; plus

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(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned under the Lease after termination until the scheduled expiration of the balance of the Term exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided for the period between the termination of the Lease and the scheduled expiration of the balance of the Term; plus

(C) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, customary brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(D) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Section 21(c)(ii)(A) above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(B) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by

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Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. Other than in connection with a Permitted Assignment, if Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby more than 50% of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to a Permitted Assignment (as defined below), then at least 10 business days, but not more than 60 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its substantially final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 10 business days after receipt of the Assignment Notice: (i) grant such consent (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), (ii) refuse such consent, in its reasonable discretion; or (iii) except with respect to Permitted Assignments, with respect to (x) any assignment or (y) any sublease that would result in more than 50% of the Premises being subleased for substantially the remainder of the Term, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial such that they may (i) attract or cause negative publicity for or about the Building or the Project, (ii) negatively affect the reputation of the Building, the Project or Landlord, (iii) attract protestors to the Building or the Project, or (iv) lessen the attractiveness of the Building or the Project to any tenants or prospective tenants, purchasers or lenders; (4) in Landlord’s reasonable judgment, the proposed assignee lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment; (5) in Landlord’s reasonable judgment,

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the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant is an entity with whom Landlord is then-negotiating to lease space in the Project; or (10) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Five Hundred Dollars ($2,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Landlord shall have the right to approve the form (in its reasonable discretion) of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.”

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party written notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents

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required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 30 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right, in the exercise of Landlord’s good faith sole discretion, to refuse to consent to any assignment or subletting to any such party. Landlord shall not act in an arbitrary and capricious manner in electing whether to grant or withhold such consent.

23. Estoppel Certificate. Tenant shall, within 10 business days after receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that, to Tenant’s knowledge, there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure

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to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project, which rules and regulations shall be applied in a non-discriminatory manner, not unreasonably and materially interfere with Tenant’s use and enjoyment of the Premises for the Permitted Use, and Landlord shall provide reasonable advance written notice thereof. Such rules and regulations may include, without limitation, rules and regulations which are intended to encourage social distancing, promote and protect health and physical well-being within the Building and the Project and/or intended to limit the spread of Infectious Conditions. The current rules and regulations are attached hereto as Exhibit E. Landlord shall not enact new rules and regulations simply as a means to increase the Rent paid by Tenant under this Lease. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be reasonably requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. As of the date of this Lease, there is no existing Mortgage encumbering the Project.

Upon written request from Tenant, Landlord agrees to use reasonable efforts to cause the Holder of any future Mortgage to enter into a subordination, non-disturbance and attornment agreement (“SNDA”) with Tenant with respect to this Lease. The SNDA shall be on the form proscribed by the Holder and Tenant shall pay the Holder’s fees and costs in connection with obtaining such SNDA; provided, however, that Landlord shall request that Holder make any reasonable changes to the SNDA requested by Tenant. Landlord’s failure to cause the Holder to enter into the SNDA with Tenant (or make any of the changes requested by Tenant) despite such efforts shall not be a default by Landlord under this Lease.

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28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Decommissioning and HazMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Decommissioning and HazMat Closure Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $3,000. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties; provided, however, that Landlord instructs such parties to treat the same as confidential.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the reasonable cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

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29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Building, Greenhouse, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Building, the Greenhouse, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Greenhouse, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building, the Greenhouse or the Project. Notwithstanding anything to the contrary contained in this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises immediately prior to the Commencement Date, or (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside of the Premises into the Premises, unless in either case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to

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be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Decommissioning and HazMat Closure Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Upon not less than 15 days advance written notice to Tenant, Landlord shall have the right to conduct annual tests of the Premises (at its sole cost except as otherwise provided in this Section 30) to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Landlord shall use reasonable efforts to minimize interference with Tenant’s business during such testing. Tenant shall be required to pay the cost of such annual test of the Premises if there is violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions which Tenant is responsible for under this Lease and which are identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

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(e) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%.

(f) Storage Tanks. If storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to use or install any underground storage tanks at the Project.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials for which Tenant is responsible under this Lease (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and HazMat Closure Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s good faith sole discretion, which Rent shall be prorated daily. Nothing contained in this Section 30(g) is intended to make Tenant responsible for removing any Hazardous Materials which Tenant is not otherwise responsible for removing under this Lease.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage

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covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and Landlord shall not be responsible for obligations arising from and after the date of the transfer of Landlord’s interest in the Premises. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises and a written assumption by new owner of the obligations of Landlord arising hereunder from and after the date of such transfer, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder. Landlord shall use reasonable efforts to comply with Tenant’s reasonable security requirements with respect to entering the Premises; provided, however, that Tenant has notified Landlord of such security requirements prior to Landlord’s entry into the Premises.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

Subject to the terms of this Lease, Tenant, at Tenant’s sole cost and expense, shall have the right to install and maintain a security and card access system (“Tenant’s Security System”), subject to the following conditions: (i) Tenant’s plans and specifications for the proposed Tenant’s Security System shall be subject to Landlord’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall coordinate the installation and operation of Tenant’s Security System with Landlord to assure that Tenant’s Security System may be compatible with the Building’s systems and equipment; (ii) Landlord shall be provided with keys, codes and/or access cards, as applicable, and means of immediate access to fully exercise all of its entry rights under the

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Lease with respect to the Premises; and (iii) Tenant shall keep Tenant’s Security System in good operating condition and repair and Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the monitoring, operation and removal of Tenant’s Security System. Upon the expiration or earlier termination of the Lease, Tenant shall remove Tenant’s Security System. All costs and expenses associated with the removal of Tenant’s Security System and the repair of any damage to the Premises and the Building resulting from the installation and/or removal of same shall be borne solely by Tenant. Notwithstanding anything to the contrary, neither Landlord nor any Landlord Parties shall be directly or indirectly liable to Tenant, any Tenant Parties or any other person and Tenant hereby waives any and all claims against and releases Landlord and the Landlord Parties from any and all claims arising as a consequence of or related to Tenant’s Security System, or the failure thereof.

34. Force Majeure. Except for the payment of Rent, neither Landlord nor Tenant shall be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, local, regional or national epidemic or pandemic, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Cushman & Wakefield. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Cushman & Wakefield, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

Tenant acknowledges and agrees that measures and/or services implemented at the Project, if any, intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, may not prevent the spread of such Infectious Conditions. Neither Landlord nor any Landlord Indemnified Parties shall have any liability and

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Tenant waives any claims against Landlord and the Landlord Indemnified Parties with respect to any loss, damage or injury in connection with (x) the implementation, or failure of Landlord or any Landlord Indemnified Parties to implement, any measures and/or services at the Project intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, or (y) the failure of any measures and/or services implemented at the Project, if any, to limit the spread of any Infections Conditions.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Standard suite entry signage and signage on the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at Landlord’s cost, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease for 60 months (the “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise the Extension Right at least 12 months prior, and no earlier than 15 months prior, to the expiration of the Base Term of the Lease.

Upon the commencement of any Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the rate that comparable landlords of comparable buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size, quality (including all Tenant Improvements, Alterations and other improvements) and floor height in Class A laboratory/office buildings in Research Triangle Park for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including tenant inducements, available amenities, parking costs, leasing commissions, allowances or concessions, if any. Notwithstanding the foregoing, the Market Rate shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term increased by the Rent Adjustment Percentage multiplied by such Base Rent. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during

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the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 39(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 39(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for the Extension Term.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Raleigh/Durham metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Raleigh/Durham metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with an assignment of the Lease that constitutes a Permitted Assignment.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

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(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. Right to Expand.

(a) Expansion in the Building. Subject to the rights of existing tenants of the Project and to the terms of this Section 40(a), Tenant shall have a 1 time right during the Base Term, but not the obligation, subject to the terms of this Section 40(a), to expand the Premises (the “Expansion Right”) to include the Expansion Space upon the terms and conditions in this Section 40. For purposes of this Section 40(a), “Expansion Space” shall mean the first floor and second floor East side space in the Building, containing approximately 8,455 rentable square feet on the first floor and 15,236 rentable square feet on the second floor, as more specifically described on Exhibit G attached hereto, which is not occupied by a tenant or which is occupied by a then-existing tenant whose lease is expiring within 9 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. If all or a portion of the Expansion Space becomes available, Landlord shall, at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, deliver to Tenant written notice (the “Expansion Notice”) of the availability of such Expansion Space, together with the terms and conditions on which Landlord is prepared to lease Tenant such Expansion Space. For the avoidance of doubt, Tenant shall be required to exercise its right under this Section 40(a) with respect to all of the space described in the Expansion Notice (“Identified Expansion Space”). The term of this Lease with respect to the Identified Expansion Space may not be co-terminous with the Term of this Lease with respect to the then-existing Premises. Tenant shall have 5 business days following receipt of the Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Expansion Right (“Exercise Notice”) with respect to the Identified Expansion Space. If Tenant does not deliver an Exercise Notice to Landlord within such 5 business day period, then Tenant shall be deemed to have waived its rights under this Section 40(a) to lease the Identified Expansion Space, and Landlord shall have the right to lease the Identified Expansion Space to any third party on any terms and conditions acceptable to Landlord. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to exercise the Expansion Right and the provisions of this Section 40(a) shall no longer apply after the date that is 12 months prior to the expiration of the Base Term if Tenant has not exercised its Extension Right pursuant to Section 40.

(b) Amended Lease. If: (i) Tenant fails to timely deliver an Exercise Notice, or (ii) after the expiration of a period of 15 days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Identified Space, no lease amendment for the Identified Space acceptable to both parties each in their reasonable discretion after using diligent good faith efforts negotiate the same, has been executed, Tenant shall, notwithstanding anything to the contrary contained herein, be deemed to have forever waived its right to lease such Identified Space.

(c) Exceptions. Notwithstanding the above, the Expansion Right shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

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(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The Expansion Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Expansion Space, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Expansion Space, whether or not such Defaults are cured.

(e) Subordinate. Tenant’s Expansion Right granted pursuant to Section 40(a) above are and shall remain subject and subordinate to any expansion rights existing as of the date of this Lease.

(f) Rights Personal. The Expansion Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that they may be assigned in connection with an assignment of the Lease that constitutes a Permitted Assignment.

(g) No Extensions. The period of time within which the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Right.

41. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Notwithstanding the foregoing, upon Tenant’s request and at Tenant’s sole cost and expense, Landlord shall execute and notarize a memorandum of lease prepared by Tenant which memorandum shall contain only the following information and any other additional information that may be required by applicable law: (i) the names of the parties to the Lease, (ii) the description of the Premises and the Project, and (iii) the Term. Tenant shall file such memorandum of lease, at Tenant’s sole cost. If Tenant fails, after written request from Landlord, to record a termination of the memorandum on the expiration or earlier termination of the Lease, Tenant shall be responsible for

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any damages suffered by Landlord (from any cause including, without limitation, resulting from any indemnities or certifications which may be made by Landlord in favor of third parties). The provisions of this Section 16 shall survive the expiration or earlier termination of the Lease. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

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(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may, subject to the fourth sentence of Section 1, from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises.

(p) Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

[ Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

GREENLIGHT BIOSCIENCES INC., a Delaware corporation

By:
Its:

☐ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-NC REGION NO. 17, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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Greenhouse
Headhouse
7138
7136
7140
7137
4' - 0 1/2"
1' - 4"
36' - 0"
24' - 0"
23' - 0"
96' - 4"
Greenhouse
Premises
10
11
12

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

LAB/OFFICE BLDG
3-STORY
GREENHOUSE
1-STORY
HEIGHT - 12'
4 ENTRY/EXIT

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EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter”) is incorporated into that certain Lease Agreement (the “Lease”) dated as of September 30, 2021, by and between ARE-NC REGION NO. 17, LLC, a Delaware limited liability company (“Landlord”), and GREENLIGHT BIOSCIENCES INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General

(a) Tenant’s Authorized Representative. Tenant designates Chris Tierney (“Tenant’s Representative”) as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Oliver Sherrill and William DePippo (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the architect for the Tenant Improvements (“TI Architect”) shall be Hanbury Architecture Planning, and (ii) the general contractor for the Tenant Improvements (the “General Contractor”) and subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

2. Tenant Improvements.

(a) Definition Tenant Improvements. As used herein, the term “Tenant Improvements” shall mean all improvements of a fixed and permanent nature (i) to the Greenhouse Premises, as set forth in Schedule 2- Greenhouse Premises Scope attached hereto, and (ii) to the Lab/Office Premises, as shown on the TI Construction Drawings, as defined in Section 2(c) below. Other than its obligation to perform the Tenant Improvements, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy. Tenant acknowledges that the Tenant Improvements will be completed in 2 separate phases.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord and the TI Architect schematic drawings and outline specifications (the “Space Plans”) detailing Tenant’s requirements for the Tenant Improvements concurrently with Tenant’s delivery of an executed copy of the Lease to Landlord. Not more than 10 days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the Space Plans. Tenant shall cause the Space Plans to be revised to reasonably address such written comments and shall resubmit said drawings to Landlord for approval within 10 days thereafter, which approval shall not be unreasonably withheld, conditioned or delayed. Such process shall continue until Landlord has approved the Space Plans.

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(c) Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Space Plans. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements as discussed in the applicable Project Meetings. To the extent that the TI Construction Drawings are not consistent with the Space Plans, Tenant shall promptly deliver to Landlord written feedback to the TI Construction Drawings, Landlord shall consider such feedback from Tenant in good faith and, if applicable, the TI Construction Drawings shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the TI Construction Drawings until they have been approved by Landlord and Tenant. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Space Plans, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(d) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the (i) MEP Early Release Drawings for the Lab/Office Premises must be complete not later than October 8, 2021, (ii) Tenant and Landlord shall work collaboratively to develop a list of Long Lead Items (as defined below) to be included as part of the Tenant Improvements not later than October 8, 2021, and (iii) the permit set of drawings for the Lab/Office Premises (the “Permit Set”) must be complete and approved not later than October 21, 2021, in order for the Landlord’s Work in the Lab/Office Premises to be Substantially Complete by the Target Lab/Office Premises Commencement Date. The failure of any of the milestones identified in the immediately preceding sentence to be achieved by the dates set forth in the immediately preceding sentence for any reason other than delays caused by Landlord, TI Architect or the General Contractor, shall constitute a Tenant Delay. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (x) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (y) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (z) Tenant’s decision will not affect the base Building or the Greenhouse, structural components of the Building or the Greenhouse, or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

Due to global supply chain delays existing as of the date of the Lease, certain fixtures and materials being provided as part of the Tenant Improvements (A) that typically aren’t subject to long lead times may be subject to long lead times and (B) typically subject to long lead times may have longer lead times than normally anticipated (collectively, “Long Lead Items”). Tenant acknowledges and agrees that a delay in the list of Long Lead Items to be identified by October 8, 2021, may result in extended delays in the Substantial Completion of the Tenant Improvements in the Greenhouse Premises and/or the Lab/Office Premises, as applicable. For the avoidance of doubt, (1) except to the extent caused by Landlord or General Contractor, the failure of the Long Lead Items to be identified by October 8, 2021, shall, constitute a Tenant Delay for each day after October 8, 2021, that such list has not been finalized, and (2) any delays in the delivery of Long Lead Items identified in such list shall constitute a Force Majeure delay.

(e) Project Meetings. The parties will hold regular project meetings (each, a “Project Meeting”) to, among other things, (i) review design documents relating to Tenant Improvements, and (ii) review the progress of the design and construction of the Tenant Improvements, and (iii) observation of the status of construction of the Tenant Improvements. Any such observation shall be conducted under the supervision of the General Contractor and shall be subject to the General Contractor’s rules and safety requirements. The Project Meetings shall be attended by Landlord’s Representative, Tenant’s Representative, the General Contractor and the TI Architect, and other appropriate members of the design and construction team (as appropriate given the time and subject of the particular Project Meeting).

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3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean (i) the work of constructing the Tenant Improvements in the Greenhouse Premises and the Lab/Office Premises, which shall be paid for out of the TI Fund, and (ii) the construction of the base building and site work identified on the Landlord/Tenant matrix attached hereto as Schedule 1 (the “Matrix”).

Tenant shall be solely responsible for ensuring that the design and specifications for the Tenant Improvements are consistent with Tenant’s requirements. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Premises or Tenant’s business operations therein.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Greenhouse Premises or the Lab/Office Premises, respectively, and with a certificate or temporary certificate of occupancy (or an equivalent approval having been issued) for the Greenhouse Premises and Lab/Office Premises, respectively, permitting lawful occupancy of the Greenhouse Premises and Lab/Office Premises, respectively (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Premises) (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work with respect to the Greenhouse Premises and the Lab/Office Premises, respectively, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. Landlord shall promptly undertake and shall use reasonable efforts to complete, or cause to be completed, all punch list items within 30 days after achieving Substantial Completion. On a date mutually agreed upon by the parties at a Project Meeting, Landlord and Tenant shall conduct a walk-through inspection of the Premises prior to the Substantial Completion of Landlord’s Work to create a punch list reasonably acceptable to Landlord and Tenant.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s reasonable discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord and Tenant shall select the manufacturer thereof in their reasonable discretion.

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(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete with respect to the Lab/Office Premises, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Lab/Office Premises. Tenant’s taking possession and acceptance of the Greenhouse Premises or the Lab/Office Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter or, if such Construction Defect cannot be remedied within 30 days, within a reasonable period taking into account the nature of the Construction Defect, so long as the responsible contractor commences such remedy within 30 days and diligently prosecutes the same to completion. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect as provided in the immediately preceding sentence. If the contractor fails to remedy such Construction Defect as provided above, then Landlord shall use reasonable efforts to remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Greenhouse Premises and the Lab/Office Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Lab/Office Premises shall occur when Landlord’s Work in the Lab/Office Premises has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not reasonably available to give or receive any Communication concerning performance of the Tenant Improvements during normal working hours over a 24 hour period or to take any other action within the timeframe required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests that impact the timing of performing the Tenant Improvements;

(iv) Tenant’s request for Long Lead Items (excluding those specifically identified by Landlord and Tenant pursuant to Section 2(d) above), provided that promptly after Landlord learns of such long lead times, Landlord informs Tenant in writing that the requested items will require unusually long lead times and Tenant does not agree to an alternative item;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Tenant Improvements. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any written request for such information from Landlord unless such longer period of time is reasonably agreed upon by the parties;

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(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons, which materially impacts the performance of the Tenant Improvements.

If Delivery of the Lab/Office Premises is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements in the Lab/Office Premises would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery of the Lab/Office Premises.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the approval by Landlord and Tenant of the Permit Set shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work in the Greenhouse Premises or the Lab/Office Premises, as applicable, will be Substantially Complete. Any such delay in the completion of Landlord’s Work in the Lab/Office Premises caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

Tenant has informed Landlord that Tenant may require power in excess of the electrical loads reflected in the Matrix as being available to the Premises. To the extent that Tenant makes such determination that Tenant requires additional power, Tenant shall deliver a Change Request to Landlord identifying (x) its additional power requirements in detail, and (y) whether Tenant proposes to satisfy its additional power requirement with (i) the addition a new Duke transformer, (ii) the addition of another leader from existing transformer, or (iii) the addition of Tenant’s own electrical distribution from the ‘main gear’ in the building. Notwithstanding anything to the contrary contained in this Work Letter, Landlord shall consider Tenant’s proposed Change Request and shall approve or disapprove Tenant’s proposed Change Request, in Landlord’s reasonable discretion, in accordance with the terms and conditions of this Section 4. For the avoidance of doubt, (A) it shall not be unreasonable for Landlord to disapprove Tenant’s Change Request to the extent that the Changes requested by Tenant with respect to such additional power allocation would reduce the power available to other tenants in the Building or as required with respect to the Base Building systems, and (B) Tenant shall be responsible for any increased costs of Landlord’s Work resulting from such Change Request.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

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5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). Tenant shall have the right to review and approve the Budget, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained herein, if Tenant does not approve or disapprove the Budget within 5 business days after Landlord’s delivery to Tenant of such Budget, Tenant shall be deemed to have approved such Budget. The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 2% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)). Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes.

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (collectively, the “TI Allowance”) as follows:

(i) a “Lab/Office Allowance” in the maximum amount of $155.00 per rentable square foot of the Lab/Office Premises, which is included in the Base Rent set forth in the Lease;

(ii) a “Greenhouse Premises Allowance” in the maximum amount of $15.00 per rentable square foot of the Greenhouse Premises which shall, which is included in the Base Rent set forth in the Lease; and

(iii) an “Additional Tenant Improvement Allowance” in the maximum amount of $150.00 per rentable square foot of the Lab/Office Premises, which shall, to the extent used, result in TI Rent as set forth in Section 4(b) of the Lease.

In addition to the Lab/Office Allowance, Greenhouse Allowance and Additional Tenant Improvement Allowance, Landlord shall pay the TI Architect up to $0.15 per rentable square foot of the Lab/Office Premises for the preparation of an initial fit plan for the Premises.

Landlord shall reimburse Tenant up to $75,000.00 toward the cost of purchasing an insecticide spray booth for installation by Tenant in the Greenhouse Premises. The cost of installation of such insecticide spray booth and other costs relating to the insecticide spray booth (other than the cost of purchasing the insecticide spray booth) shall be paid for out of the Greenhouse Premises Allowance.

Prior to the first monthly draw with respect to which Tenant would be responsible for the payment of Excess TI Costs pursuant to Section 5(d) below, Tenant shall notify Landlord how much Additional Tenant Improvement Allowance Tenant has elected to apply toward Excess TI Costs. If Tenant does not initially elect to apply the full amount of the Additional Tenant Improvement Allowance, Tenant shall have the right to subsequently (but in no event later than the date that the Tenant Improvements are Substantially Completed) elect, by delivery of written notice to Landlord, to apply any portion of the Additional Tenant Improvement Allowance then remaining available. The TI Allowance shall be disbursed in accordance with this Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d), or (ii) any Changes pursuant to Section 4. Tenant may apply unused portions of the Greenhouse Premises Allowance remaining to the Lab/Office Premises portion of the Tenant Improvements.

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(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Space Plan and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays, construction management fees, and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance (“Excess TI Costs”), (i) Tenant shall be responsible for such Excess TI Costs, (ii) the monthly disbursements of the TI Allowance shall be made in the proportion that the remaining TI Allowance bears to the outstanding TI Costs under the Budget, and (iii) Tenant shall fund the balance of each such monthly draw. If Tenant fails to make any payment of Excess TI Costs to Landlord as required pursuant to the immediately preceding sentence, then Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Funds paid to Landlord by Tenant shall be the first disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. Within 15 days of final completion of the Tenant Improvements, Landlord shall determine the actual TI Costs and Landlord shall provide Tenant with a written accounting, including supporting documentation, of such costs incurred by Landlord in the construction of the Tenant Improvements, including the application of any Excess TI Costs paid to Landlord by Tenant. If upon completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs Tenant has actually paid to Landlord. If upon completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any costs incurred by Landlord in excess of the TI Fund, then Tenant shall reimburse Landlord for such costs within 30 days of Landlord’s written request for such payment.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the (i) to the Greenhouse Premises 30 days prior to the Greenhouse Premises Commencement Date (and/or at such other times prior to such 30-day period as may be reasonably agreed upon by Landlord and Tenant) and to the Lab/Office Premises 30 days prior to the Lab/Office Premises Commencement Date (and/or at such other times prior to such 30-day period as may be reasonably agreed upon by Landlord and Tenant) to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work including the installation and setup of Tenant’s furniture, fixtures, equipment and cabling, provided that such Tenant’s Work is coordinated with the TI Architect and the General Contractor, does not interfere with the completion of Landlord’s Work, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work in the Greenhouse Premises or the Lab/Office Premises, as applicable, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

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9 Laboratory Drive/Greenlight - Page 8

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Lab/Office Premises prior to the date Landlord’s Work is Substantially Complete in the Lab/Office Premises for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Lab/Office Premises. Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party with respect to entering into any portion of the Premises before Landlord’s Work in such portion of the Premises is Substantially Complete.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance or to perform any Landlord’s Work during any period that Tenant is in Default under the Lease.

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9 Laboratory Drive/Greenlight - Page 9

Schedule 1

Landlord/Tenant Matrix

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
SITEWORK
Perimeter sidewalks, street curbs and trees X
Surface parking spaces (3:1,000 SF) X
Landscaping X
Outdoor amenities and hardscape X
County required bicycle storage and electric car stations X
Domestic sanitary sewer connection to County X
Roof storm drainage to storm water connection to SWM. X
Domestic water service to Building. X
Fire protection water service to Building X
Storm water management site and building facilities X
Duke primary and secondary electrical service. X
Natural gas service X
Telephone service to main demarcation room from local exchange carrier X
Site Lighting X
Landlord identification and wayfinding signage X
Tenant identity features and operational signage directional signage at Landlord’s expense including installation of monuments signs X
CODE COMPLIANCE
Building construction (interior and exterior) in accordance with State and County adopted Building Code and NFPA life SafetyCode, current editions X
Tenant improvement construction in accordance with requirements of Building Code adopted by Durham County at time of permit application X
LEED & FITWELL
Building Core and Shell is pursuing LEED Silver certification X
Building Core and Shell is pursuing Fitwel certification
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9 Laboratory Drive/Greenlight - Page 10

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
LEED and/or Fitwel certification for Tenant Fit-Out if applicable. Tenant shall comply with the minimum requirements for certification to be further defined in the guideline for Tenant Improvements to be provided by Landlord. The document explains the sustainable aspects of the Core and Shell building design and construction, and also explains what steps are needed for tenants to achieve LEED CI Certification for their space fit-out design and construction. LEED-CI is a decision for individual tenants in the building. Tenants are encouraged to have their interior space constructed in an environmentally friendly manner. The rating system is designed to help guide and measure green strategies under the control of the tenants. These strategies can range from the selection of non-toxic paint to Energy Star Computers and office equipment. It is important to understand that the tenant is encouraged to play an active role in the fitting out of their new space X
Items to be included, but are not limited to the following:
1. No Smoking policy
2. Tenant shall encourage their employees use of public transportation, and or fuel efficient vehicles
3 . Filter Changes as required for maintenance requirements
4. Tenant shall not use materials inclusive of VOC’s
5. 50% of waste is to be recycled
6. Water saving fixtures for bath and restrooms
STRUCTURE
Structural steel and concrete composite floor structure with a live load capacity of 100 psf. (second and third floors) X
Floor slab at first floor in tenant areas X
Structural enhancements for specific Tenant load requirements X
Floor to floor heights as follows:
1st floor to 2nd floor: 16’ 0” X
2nd floor to 3rd floor: 16’ 0”
Structural framing dunnage above roof for Tenant equipment (subject to Landlord review and approval). X
Framed openings for Base Building utility MEPF risers X
Framing openings for tenant manufacturing risers and MEPF risers to roof X
Framed openings for tenant exit stairs adjacent to exterior walls X
Miscellaneous metals items and/or concrete pads for Base Building equipment X
Metals frames and/or concrete pads for Tenant equipment X
Spray fireproofing of core and shell lab-ready structural modifications X
Spray fireproofing of tenant required interstitial floor and other structural modifications X
ROOFING
Energy Star rated single ply membrane roofing system with rigid insulation X
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9 Laboratory Drive/Greenlight - Page 11

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Roofing penetrations for base building equipment/systems X
Roofing penetrations for Tenant equipment/systems X
Walkway pads to Base Building equipment X
Walkway pads to Tenant equipment X
Roofing alterations due to Tenant changes X
Roof screens to the extent required for core and shell equipment X
EXTERIOR
Building exterior consisting of glazed curtainwall, masonry, phenolic panels, and metal panels meeting Energy Code requirements X
Main Building entrances X
Two Base Building scissor lift loading docks X
Multiple delivery and loading docks for tenant operations X
Screening of Base Building rooftop equipment X
Screening of Tenant rooftop equipment (space available within base building screening) X
Louvers for base building equipment. X
Louvers for Tenant equipment. X
Modifications to the core and shell exterior façade elements, built in accordance with the Landlord and County requirements as a result of tenant modifications X
COMMON AREAS
Limited common areas, e.g. utility closets, electrical room, water meter room, passenger elevators, toilets within central core area, freight elevator and base building loading docks X
ADA accessibility throughout common areas X
Finished toilet rooms for core areas X
Building janitor, electrical and telephone closets with finished interiors X
Exit stairways at exterior walls proposed by tenant (all stairwells to be finished and painted) X
Finished mechanical rooms for base building equipment X
Doors, frames and hardware at common areas X
Doors, frames, and hardware within Tenant premises X
Interior common area directional and code compliant signage X
Core shaft available for tenant risers. X
Modifications to core closets to accommodate Tenant risers X
Any modifications to common areas shall be approved by landlord. X
WINDOW TREATMENT
Building standard window treatment at all windows in common areas X
Building standard window treatment at all windows in tenant areas X
TENANT AREAS
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9 Laboratory Drive/Greenlight - Page 12

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Drywall and associated finishes at inside face of exterior walls X
Finishes at interior columns within Tenant spaces. X
Tenant interior signage X
5/8” drywall, taped and primed only at core and shell partitions exposed within Tenant premises.
Finishes at inside face at Tenant side of core partitions X
Core and shell toilet rooms per current plans and specifications. X
Electrical closets within Tenant premises (electrical will be pulled to MPOE of the building and to each floor of the building;) 480/277V AND 208/120V DISTRIBUTION AND BRANCH CIRCUIT PANELS. X X
Tel/data rooms for interconnection with Tenant tel/data X
Tenant kitchen areas X
Modifications to core areas to accommodate Tenant requirements X
Tenant partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, equipment, and buildout X
Tenant fixed or movable casework. X
Tenant manufacturing and laboratory equipment, including but not limited to biosafety cabinets, autoclaves, glass washers X
Tenant chemical fume hoods and bench fume hoods X
All non-MEPF requirements for Tenant High Hazard room requirements X
Shaft enclosures for base building systems’ risers X
Shaft enclosures for Tenant risers (in addition to risers putin plnce for tenant use) X
Access to and repair of shaft enclosures at core and shellas a result of tenant improvements X
ELEVATORS
Two (2) Passenger elevators- Electric traction 3,500 pound capacity with quality cab finishes serving levels 1, 2 and 3. Two (2) freight elevator 5,200 pound capacity serving levels 1, 2, and 3. X
FIRE PROTECTION
Sprinkler service entrance including fire department connection, backflow prevention, fire pump (based on flow test), alarm check valve and standpipes in each stair X
Typical floor fire protection loop, branch piping and sprinkler heads as required by code and Owners Insurance Underwriter X
Fire protection system throughout tenant premises (please describe system) Main fire panel and associated devices for the core and shell as code required. X
Specialized extinguishing systems or containment fortenant program areas X
Pre-action dry-pipe systems X
Fire extinguisher cabinets in common areas X
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9 Laboratory Drive/Greenlight - Page 13

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Fire extinguisher cabinets in Tenant Premises X
PLUMBING
Domestic water service with backflow prevention tied to base building risers for core and shell requirements with valved and capped (V&C) connection points for Tenant connection on each floor (3 locations per floor) X
Distribution of cold potable water for tenant needs from valved and capped (V&C) connection points provided on each floor X
Hot water generation (potable/non-potable) via gas fired condensing type tankless water heaters X
Potable hot water generation with a circulation system for common area restrooms X
Generation and distribution of potable hot water for tenant needs on each floor X
Common area restroom plumbing fixtures compliant with NC and Durham code, accessibility requirements and anticipated 50% manufacturing & lab/50% office occupancy X
Tenant restroom plumbing fixtures compliant with accessibility requirements (in addition to those provided by the Base Building) X
Non-potable cold water and hot waters distributed to risers with V&C connections for Tenant needs on each floor (3 locations per floor) X
Distribution of non-potable cold and hot water for tenant needs from V&C connection points provided on each floor. X
Tepid water system distributed to risers with V&C connections for Tenant needs on each floor (3 locations per floor) X
Distribution of tepid water for tenant needs from V&C connection points provided at each floor. X
Wall hydrants in core areas and roof (where required bycode) X
Sanitary waste and vent risers for core and shell requirements and future tenant capped wye fittings on each floor (3 locations per floor) X
Sanitary waste and vent distribution from capped connections for Tenant requirements X
Process waste and vent risers for core and shell requirements and future tenant capped wye fittings on each floor (3 locations per floor) X
Process waste and vent distribution from capped connections for Tenant requirements X
Storm drainage and overflow system X
Tenant lab waste neutralization system, lab waste piping and vent pipe distribution within tenant areas X
Distribution of compressed air piping to base building risers with valve and capped (V&C) connection points for Tenant connection on each floor (typical of 3 1ocations per floor) X
Distribution of vacuum piping to base building risers with valve and capped (V&C) connection points for Tenant connection on each floor (typical of 3 locations per floor) X
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9 Laboratory Drive/Greenlight - Page 14

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Duplex oilless air compressor and distribution of compressed air piping to base building risers with valve and capped (V&C) connection points for Tenant connection on each floor (typical X
Vacuum pump and distribution of Vacuum piping for tenant needs from valve and capped (V&C) connections point provided on each floor to tenant process points X
RO/ DI or other pure water for tenant needs X
Specialty gas systems and manifolds (ie CO2, N2), piping, and other requirements including tanks and cylinders X
Low- or high-pressure steam systems for tenant needs X
Provisions for tenant metering and sub-metering at Tenant connection X
Providing Tenant metering and sub-metering at Tenant connection X
Non-potable cold water and hot waters distributed to risers with V&C connections for Tenant needs on each floor (3 locations per floor) X
Tepid water system distributed to risers with V&C connections for Tenant needs an each floor X
NATURAL GAS
Natural gas service to building and piping to base building natural gas requirements. X
Natural gas riser distributed to a V&C connection for Tenant needs on each floor (3 locations per floor) X
Natural gas piping from Tenant meter to Tenant premises or Tenant equipment area. X
Natural gas pipe distribution within Tenant premises. X
Natural gas pressure regulator vent pipe riser from tenant valve location through roof. X
HEATING, VENTILATION, AIR CONDITIONING
HVAC dedicated outdoor air system with DX cooling and gas fired heating to support future Fan Coil Units based on 50% Lab/ 50% Office allocation. X
Dedicated pretreated outdoor air system with duct distribution and risers only with connections at each floor to support future fan coil units based on 50% Lab / 50% Office allocation. (3 locations per floor designed @ 8,335 cfm per floor) X
Dedicated outdoor air duct distribution from future duct connection for tenant needs (3 locations per floor)
Process or spot chilled water distribution to Tenant requirements
Indoor water-cooled chillers and double cell cooling tower (1400 tons) X
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9 Laboratory Drive/Greenlight - Page 15

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Chilled water and Heating water loop in core with capped valved connections and risers for fan coil units (3 locations per floor) X
Chilled waler distribution to Tenant requirements X
Heating water distribution to Tenant requirements X
Tenant fit-out Fan Coil Units X
Main lobby packaged VAV rooftop unit X
Natural gas fired, condensing type boilers and pumps provides heat to the water source heat pump loop X
Plate and frame heat exchanger system for waterside economizer X
Chemical treatment water system serves cooling tower and water source heat pump loop X
Building Management System (BMS) for core area and Landlord infrastructure X
BMS (compatible with Landlord’s system) within Tenant Premises and Tenant infrastructure X
Core / Common area ventilation. X
Tenant air distribution ducted system, including supply, return and outdoor air ductwork, air devices, insulation, hangers and volume dampers X
Core areas air distribution ducted system, including supply, return and outdoor air ductwork, air devices, insulation, hangers and volume dampers X
Direct digital control system (DDC) with graphic panelserving central plan, including chiller, cooling tower, pumps, boilers, common space HVAC equipment and ventilation units. X
Roof mounted laboratory exhaust fans for tenant labexhaust connected to vertical exhaust air duct risers X
Roof mounted laboratory exhaust fans for dedicated fumehood or specialty exhaust systems X
Specialized HVAC requirements for Tenant High Hazard Rooms. X
Restroom exhaust for common area restrooms X
Restroom exhaust for restrooms within Tenant premises X
Electric room ventilation system for Base Building electrical room X
Electric room ventilation system for electrical closets within Tenant premises X
Additional/ dedicated cooling for Tenant requirements. X
Tenant meters; CS, CR, SA, EA, OA, natural gas X
Additional specialized HVAC systems as a result of tenant requirements. X
Shutdown/start-up costs as a result of Tenant tie-in to base building systems. X
ELECTRICAL
THERE ARE TWO (2) DUKE TRANSFORMERS FEEDING TWO (2) 4000A, 480/277V SWITCHBOARDS (SWITCHBOARD “A” IN ELEC RM 7125 AND SWITCHBOARD “B” IN ELEC RM 7115). X
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9 Laboratory Drive/Greenlight - Page 16

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Service sized for 50-50 standard lab – office (approximately 30 Watts / SF – 20 for tenant and 20 central plant and central HVAC equipment) X
THERE ARE TWO (2) 4000A, 480/277V SWITCHBOARDS (SWITCHBOARD “A” IN ELEC RM 7125 AND SWITCHBOARD “B” IN ELEC RM 7115). X
Step down dry type transformer for all house 208/120VIoads X
625 KW diesel generator sized for Tenant’s use X
450 KW diesel generator sized for Tenant’s use X
Allocation of power riser for Tenant use (w/usf) based on 50% Lab/50% office:
o Office lighting – 1 o Office power – 4o Office HVAC – 1 X
lab lighting – 1.5
Lab & Manufacturing power – 18 X
lab HVAC – 1.5
Circuit breaker at all floors serving Tenant Premises X X
Private Meter for Tenant bus tie in X
480/277 volt power to Tenant dedicated HVAC systems. X
Electric closets at floors for Building systems and common areas. X
Additional electric closets within Tenant Premises. X
Lighting and power distribution for common areas X
Lighting and power distribution for Tenant Premises X
Common area life safety emergency lighting/signage X
Tenant Premises life safety emergency lighting/signagevia utilizing battery packs or other methods X
Automatic transfer from normal to emergency/standbypower for selected base building equipment X
Emergency power distribution within Tenant Premises X
Tenant panels, transformers, etc. in addition to BaseBuilding X
Specialized Electrical requirements for Tenant HighHazard Rooms X
Tenant UPS system, battery backup, and associated equipment/distribution X
DESCRIPTION Shell & Core Tenant Fit Up
LIFE SAFETY SYSTEMS
Base Building fire alarm system with devices in coreareas X
Alexandria Real Estate Equities, Inc. Confidential and Proprietary 8
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9 Laboratory Drive/Greenlight - Page 17

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Fire alarm sub panels and devices for Tenant premises with integration into Base Building system X
Alteration to core area fire alarm system as a result of Tenant fit-out X
Specialized Fire Alarm requirements for Tenant HighHazard Rooms X
Fire extinguisher cabinets in core areas X
Fire extinguisher cabinets in Tenant areas X
Annunciator / Fire Control Panel X
TELEPHONE/DATA
Underground local exchage carrier service to primary demarcation room on level 1 X
Tel Data riser conduit from demark to each floor X
Tenant tel/data rooms X
Pathways from demarcation room directly into Tenant tel/data rooms X
Tel/Data cabling from demarcation room Tenant tel/data room X
Tel/data infrastructure including but not limited to servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc. X
Provisioning of circuits and service from service providers X
Audio visual systems and support X
Station cabling from Tenant tel/data room to all Tenant locations, within the suite and exterior to the suite, if needed X
SECURITY
Card reader access at visitor and staff entrance doors X
Exterior cameras at entrance and egress locations X
Interior cameras in tenant premises X
Security centra l monitoring system X
SECURITY
Card access at Building entries. X
Card readers within elevators for tenant floor control X
Card access from stairwell into upper floors Tenant controlled lobby, if needed. X
Card access from stairwell into upper floors commonlobby, if needed. X
Card access into or within Tenant Premises on separateTenant installed and managed system. X
Video camera coverage of building entrance points, lobbies, loading dock area. X
Video camera coverage of Tenant Premises on separate Tenant installed and managed system. X
Manned security station (Not Anticipated)
GREENHOUSE AND GREENHOUSE SUPPORT
Headhouse Bench Work area, service sinks, and cart storage area . X
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9 Laboratory Drive/Greenlight - Page 18

9 Laboratory Drive Drive
Landlord/Tenant Scope Allocation Matrix
September 1, 2020
DESCRIPTION Shell & Core Tenant Fit Up
Card access into greenhouse X
Card access into individual greenhouse compartment X
Greenhouse Compartment Shading - Overhead operable shading system and controls X
Greenhouse Compartment Lighting- Each greenhouse grow light is a Hi-LuxGro, 1000W, 277V, with high output MH/HPS lamp, 5500K color temperature, and 140,000 lumens. The number of grow lights will vary with the size of the compartment (18, 24, or 32). User-adjustable lights are mounted on variable-height rails to vary light intensity as needed. X
Greenhouse Compartment Environmental Conditioning – X
Summer Thresholds:
GH chambers – 75 F +/- 5 F, RH – 60% to 80%.
Mechanical Corridors – 85 F, RH – 60% to 80%.
Service Corridors – 75 F, RH – 60% to 80%.
Winter Thresholds:
GH chambers – 75 F +/- 5 F, RH – 60% to 80%.
Mechanical Corridors – 60 F, RH– 60% to 80%
Service Corridors – 70 F, RH – 60% to 80%.
Compartment includes ceiling-height ductwork.
Greenhouse Compartment Controls – temperature, humidity, lighting, and irrigation controls X
Greenhouse compartment Plumbing– hose bib connection at compartment entry wall X
Greenhouse Compartment Irrigation connection– plumbing connection for greenhouse irrigation, with solenoid valve X
Alexandria Real Estate Equities, Inc. Confidential and Proprietary 10
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9 Laboratory Drive/Greenlight - Page 19

Schedule 2

Greenhouse Premises Scope

•	Floor painting (greenhouse compartments, corridors, aisleways)

•	RO system for irrigation and humidification including associated electrical and plumbing

•	Solenoid valves, water mainfold piping, and integration with PRIVA system

•	Installation of spray booth including associated mechanical, electrical, and plumbing (subject to Section 5(b) of the Work Letter)

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9 Laboratory Drive/Greenlight - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this          day of                 ,             , between ARE-NC REGION NO. 17, LLC, a Delaware limited liability company (“Landlord”), and GREENLIGHT BIOSCIENCES INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated                     ,              (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date is                     ,             , the Greenhouse Premises Commencement Date is                     ,             , the Lab/Office Premises Commencement Date is                     ,             , the Greenhouse Premises Rent Commencement Date is                     ,             , the Lab/Office Premises Rent Commencement Date is                     ,             , and the termination date of the Base Term of the Lease shall be midnight on                     ,             . In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

GREENLIGHT BIOSCIENCES INC.,
a Delaware corporation

By:
Its:

☐ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-NC REGION NO. 17, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	9 Laboratory Drive/Greenlight - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall take reasonable measures to maintain the Premises free from rodents, insects and other pests, unless consented to in writing by Landlord.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	9 Laboratory Drive/Greenlight - Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking (except that Tenant may use microwave ovens, toasters and coffee makers in the Premises for the benefit of Tenant’s employees and contractors in an area designated for such items, but only if the use thereof is at all times supervised by the individual using the same) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20. Tenant shall cause any vendors and other service providers hired by Tenant to perform services at the Premises or the Project to maintain in effect workers’ compensation insurance as required by Legal Requirements and commercial general liability insurance with coverage amounts reasonably acceptable to Landlord. Tenant shall cause such vendors and service providers to name Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies and shall provide Landlord with certificates of insurance evidencing the required coverages (and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies) prior to the applicable vendor or service provider providing any services to Tenant at the Project.

21. Neither Tenant nor any of the Tenant Parties shall have the right to photograph, videotape, film, digitally record or by any other means record, transmit and/or distribute any images, pictures or videos of all or any portion of the Premises or the Project that could identify the Project or the name of the Project, or that identify Landlord or any other tenants or any affiliates of Landlord or any other tenants. The foregoing is not meant to prohibit individual employees from taking and disseminating photos of themselves or other people within the Premises or at the Project so long as neither the Building nor any proprietary information, equipment or improvements of Landlord are included within such photos.

22. Tenant shall regularly review the guidelines published by the Centers for Disease Control (CDC) and any state and/or local Governmental Authorities, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to prevent the spread of Infectious Conditions, including, without limitation, COVID-19.

23. Landlord shall have the right to (a) require tenants to implement and enforce reasonable screening and tracking protocols intended to identify and track the activity at the Project of employees, agents, contractors and visitors seeking access to or accessing the Premises and or the Project exhibiting flu-like symptoms or symptoms consistent with those associated with any currently known or unknown Infectious Conditions including, without limitation, COVID-19 (collectively, “Symptoms”), (b) require tenant employees, agents, contractors and visitors to comply with reasonable screening and tracking

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	9 Laboratory Drive/Greenlight - Page 3

protocols implemented by Landlord, Landlord’s property manager and/or any operator of Project Amenities, intended to identify and track the activity at the Project of individuals seeking access to or accessing the Premises or the Project (including the Project Amenities) exhibiting Symptoms, (c) require tenants to implement and enforce protocols to prohibit individuals exhibiting Symptoms, from accessing the Premises and/or the Project, (d) require tenants to immediately report to Landlord incidences of (i) tenant employees, agents, contractors and visitors accessing the Premises or any portion of the Project while exhibiting Symptoms, and/or (ii) tenant employees, agents, contractors and visitors known to have accessed the Premises or the Project being diagnosed with an Infectious Condition including, without limitation, COVID-19.

24. Landlord may exclude or expel from the Project any person that has Symptoms associated with any currently known or unknown Infectious Condition including, without limitation, COVID-19.

25. Notwithstanding anything to the contrary contained herein, if, at any time during the Term, Landlord becomes aware that any Tenant Party exhibiting Symptoms and/or diagnosed with an Infectious Condition had access to the Premises or any portion of the Project (including, without limitation, the Project Amenities), Tenant shall be responsible for any costs incurred by Landlord to perform additional or deep cleaning of the Premises and/or the Common Areas of the Project or to take other measures deemed reasonably necessary or prudent by Landlord which are intended to limit the spread of such Infectious Condition due to such Tenant Party’s presence at the Project.

26. Landlord reserves the right to implement additional rules and regulations relating to access to the Premises, the Building and/or the Project (including, without limitation, the Project Amenities) which are intended to promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

9 Laboratory Drive/Greenlight - Page 66

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

To the extent not following are not purchased all or in part with the TI Fund:

•	RO system for 3rd floor, and potentially the 1st floor, exclusive of the GH system

•	Air compressor

•	Glasswash

•	Autoclave

•	Walk-in Growth Chambers

•	In-house chilled water system

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

9 Laboratory Drive/Greenlight - Page 1

EXHIBIT G TO LEASE

EXPANSION SPACE

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

9 Laboratory Drive/Greenlight - Page 2

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.